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                                                                   Exhibit 23(c)



                        Consent of Nottage, Miller & Co.


We hereby consent to the inclusion of references to our law firm in the Prospectus constituting a part of this Registration Statement on Form SB-2 of Advanced Viral Research Corp.



                                                       /s/ Nottage, Miller & Co.


February 11, 1998